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                                                                    EXHIBIT 23.1


         CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

         We consent to the incorporation by reference in this Amendment No. 1 to Registration Statement No. 333-116021 of Impax Laboratories, Inc. of our report dated March 10, 2004, appearing in the Annual Report on Form 10-K of Impax Laboratories, Inc. for the year ended December 31, 2003 and to the reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.





DELOITTE & TOUCHE LLP

Philadelphia, Pennsylvania
October 7, 2004